                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 2, 2002



                            ANALYTICAL SURVEYS, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)


Colorado                     0-13111                  84-0846389
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(State or other            (Commission                (IRS Employer
jurisdiction of            File Number)               Identification No.)
incorporation)


       941 Meridian Street, Indianapolis, IN                      46204
      ----------------------------------------                  ---------
      (Address or principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (317) 634-1000
                                                           --------------




  (Former name or former address, if changed since last report): Not applicable

Item 5.  OTHER EVENTS

See Exhibit 99 to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. Exhibit 99. Analytical Surveys, Inc. Two Press Releases issued January 2, 2002 with the first titled Analytical Surveys Reports Fourth Quarter And Year-End Results and the second titled Analytical Surveys Obtains New Waiver Agreement And Amendment To Credit Agreement From Senior Lenders


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANALYTICAL SURVEYS, INC.

Date: January 2, 2002                        By:   /s/ Michael A. Renninger
                                                 -------------------------------
                                                       Michael A. Renninger
                                                       Chief Financial Officer